UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549
                                   FORM 8-K/A
                                AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 2, 1998
                Date of Report (Date of earliest event reported)



                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
             (Exact name of Registrant as specified in its charter)


     Delaware                               0-26954              22-3350958
(State or other jurisdiction of        (Commission File        (IRS Employer
incorporation or organization)              Number)         Identification No.)



380 Allwood Road, Clifton, New Jersey                             07012
(Address of principal executive offices)                       (Zip Code)



(Registrant's telephone number, including area code)         (973) 471-1005

                                 NOT APPLICABLE
       (Former name or former address,  if changed since last report.)

This 8-K/A filing amends an 8-K filed on July 16, 1998. Item 7 is hereby amended to state as follows:


ITEM 7.         Financial Statements and Exhibits

                a.   Financial Statements of Business Acquired.

                Audited financial statements of Metro Courier Network, Inc. ("Metro").
                Metro Courier Network, Inc. was acquired by the Company on July 2, 1998, and a Form 8-K reporting the transaction was filed on July 16, 1998, without financial information. Upon review of Metro's financial statements, the Company determined that Metro was not a "significant subsidiary" as defined in Regulation S-X, and that disclosure of its financial statements and pro forma financial information therefore is not required under SEC rules. Nonetheless, the Company is filing the financial statements it received from Metro as additional information for investors.

                Metro  Balance  Sheets as of December  31, 1997 and
                1996 and the related audited Statements of Income and Retained Earnings and Cash Flows for the year ended December 31, 1997 and unaudited Statements of Income and Retained Earnings and Cash Flows for the year ended December 31, 1996.

                Unaudited interim financial statements of Metro.
                Metro Balance Sheet as of June 30, 1998 and Statements of Operations and Retained Earnings and Cash flows for each of the six months ended June 30, 1998 and 1997.


                b.   Pro Forma Financial Information.

                Consolidated Delivery & Logistics, Inc. ("CDL") and Metro Pro Forma Condensed Consolidated Combined Financial Statements (Unaudited).
                Pro Forma Condensed Consolidated Combined Balance Sheet as of June 30, 1998 and Pro Forma Condensed Consolidated Combined Statements of Continuing Operations for the year ended December 31, 1997 and the six months ended June 30, 1998.

                c.   Exhibits

                10.1* Asset Purchase Agreement dated July 2, 1998 by and between Consolidated Delivery & Logistics, Inc., Click Messenger Service, Inc., Metro Courier Network, Inc. and Dennis Roccaforte.


                10.2* 7% Subordinated Convertible Note Due 2001 of Consolidated Delivery & Logistics, Inc.

                10.3 First and Second Contingent Subordinated Convertible Notes due 2000 and 2001, respectively


                * filed previously

                           METRO COURIER NETWORK, INC.

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 1997 AND 1996





                                TABLE OF CONTENTS


Independent Auditor's Report                                    1 - 2


Financial Statements:

  Balance Sheets                                                    3

  Statements of Income and Retained Earnings                        4

  Statements of Cash Flows                                      5 - 6

  Notes to Financial Statements                                7 - 14

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders of Metro Courier Network, Inc.


We have audited the accompanying balance sheets of Metro Courier Network, Inc. (a Massachusetts Corporation) ("the Company") as of December 31, 1997 and 1996, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as explained in the following paragraphs, we conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company has not maintained adequate accounting records supporting revenue for the year ended December 31, 1996, and we were unable to apply procedures to determine whether the opening balance of accounts receivable in the financial statements as of December 31, 1996 was fairly presented in conformity with generally accepted accounting principles or whether accounting principles have been consistently applied between 1996 and 1997.

Since the Company did not maintain adequate accounting records supporting revenue for the year ended December 31, 1996, and we were unable to satisfy ourselves about the opening balances of accounts receivable in the financial statements as of December 31, 1996, or about the consistent application of accounting principles between 1996 and 1997, the scope of our work was not sufficient to enable us to express, and we do not express, an opinion on the results of operations and cash flows for the year ended December 31, 1996, or on the consistency of application of accounting principles for the years ended December 31, 1997 and 1996.

                          INDEPENDENT AUDITOR'S REPORT
                                   (Continued)



In our opinion, except for the effects on the 1996 financial statements of the matter discussed in the fourth paragraph, the 1996 and 1997 balance sheets and the 1997 statements of income and retained earnings and cash flows referred to in the first paragraph present fairly, in all material respects, the financial position of Metro Courier Network, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the year ended December 31, 1997 in conformity with generally accepted accounting principles.




\s\ Leonard, Mulherin & Greene, P.C.
LEONARD, MULHERIN & GREENE, P.C.
Boston, Massachusetts

June 26, 1998



                           METRO COURIER NETWORK, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                                                                                      1997                1996
                          ASSETS

CURRENT ASSETS:
     Accounts receivable, net of $25,000 and $0 reserve
       for uncollectible accounts at December 31, 1997
       and 1996, respectively                                              $       576,622       $     412,259
     Prepaid expenses and other current assets (Note 4)                             27,373              11,368
                                                                           ---------------       -------------

         Total Current Assets                                                      603,995             423,627

Property and equipment, net (Note 5)                                               367,643             170,918
Shareholder loan (Note 11)                                                           8,000                 -
Other assets                                                                         7,200               6,847
Intangible assets (Note 6)                                                         274,723              62,889
                                                                           ---------------       -------------
                  Total Assets                                             $     1,261,561       $     664,281
                                                                           ===============       =============

     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Cash overdraft                                                        $           764       $         389
     Accounts payable and accrued liabilities (Note 7)                             189,846              97,944
     Short-term borrowings (Note 8)                                                200,000              20,900
     Current maturities of long-term debt (Note 9)                                 165,393              67,434
                                                                           ---------------       -------------

         Total Current Liabilities                                                 556,003             186,667

Long-term debt, net of current maturities (Note 9)                                 207,664              43,021
                                                                           ---------------       -------------

                  Total Liabilities                                                763,667             229,688
                                                                           ---------------       -------------

Commitments and contingencies (Notes 10, 12 and 13)

STOCKHOLDERS' EQUITY:
     Common stock, no par value,  20,000 shares  authorized,  500 and 250 shares issued and outstanding, at December
       31, 1997 and 1996, respectively                                               7,392               7,392
     Retained earnings                                                             490,502             427,201
                                                                           ---------------       -------------

         Total Stockholders' Equity                                                497,894             434,593
                                                                           ---------------       -------------

                  Total Liabilities and Stockholders' Equity               $     1,261,561       $     664,281
                                                                           ===============       =============
The accompanying notes are an integral part of these financial statements.

                           METRO COURIER NETWORK, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                             (Unaudited)
                                                                             1997                1996


Revenue                                                                  $ 5,182,299          $2,922,824

Cost of Revenue                                                            3,806,882           2,189,912
                                                                         -----------          ----------

     Gross Profit                                                          1,375,417             732,912

Selling, general and administrative expenses                               1,259,760             592,011
                                                                         -----------         -----------

         Net Income from Operations                                          115,657             140,901
                                                                         -----------         -----------

Other Income/(Expense):
     Interest expense                                                        (48,855)            (13,225)
     Loss on sale of asset                                                         -              (8,984)
                                                                         -----------         ------------

         Net Income                                                           66,802             118,692

Retained Earnings, Beginning of Year                                         427,201             341,836

Shareholder Distributions                                                     (3,501)            (33,327)
                                                                        ------------         ------------

Retained Earnings, End of Year                                              $490,502            $427,201
                                                                        ============         ============
The accompanying notes are an integral part of these financial statements.


                           METRO COURIER NETWORK, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                                                   (Unaudited)
                                                                                      1997               1996


CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                                          66,802           $118,692
Adjustments to reconcile net income to cash
  provided by operating activities:
     Depreciation and amortization                                                 115,572             69,886
     Loss on sale of asset                                                             -                8,984
     Changes in operating assets and liabilities
       (Increase)/decrease in:
          Accounts receivable, net                                                (164,363)          (111,837)
          Prepaid expenses and other current assets                                (16,005)            (9,264)
          Other assets                                                              (8,400)             1,300
         Increase/(decrease) in:
          Accounts payable and accrued liabilities                                  91,902              28,107
                                                                           ---------------     ---------------

                  Net Cash Provided by Operating Activities                         85,508             105,868
                                                                           ---------------     ---------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Additions to Property and Equipment                                          (274,084)           (77,677)
     Purchases of businesses                                                      (175,000)                 -
                                                                            --------------     ---------------

                  Net Cash Used in Investing Activities                           (449,084)           (77,677)
                                                                            --------------      --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Short-term borrowings/(repayments), net                                       179,100              20,900
     Long-term borrowings                                                          310,870              33,550
     Repayments of long-term debt                                                 (123,268)            (47,530)
     Distributions to shareholders                                                  (3,501)            (33,327)
                                                                           ---------------      --------------

                  Net Cash Provided/(Used) by Financing
                     Activities                                                    363,201     (        26,407)
                                                                           ---------------      --------------

Net (Decrease)/Increase in Cash and Cash Equivalents                                  (375)              1,784

Cash Overdraft, Beginning of Year                                                     (389)             (2,173)
                                                                          ----------------      --------------

Cash Overdraft, End of Year                                                          ($764)              ($389)
                                                                          ================      ==============

The accompanying notes are an integral part of these financial statements.


                           METRO COURIER NETWORK, INC.

                            STATEMENTS OF CASH FLOWS
                                   (CONTINUED)

                     YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                                                                   (Unaudited)
                                                                                      1997                1996


Supplemental Disclosure of Cash Flow Information:

     Cash paid for interest                                                        $46,148            $ 13,225
                                                                           ===============     ===============

     Cash paid for income taxes                                                         $-                 $-
                                                                           ===============     ===============

Disclosure of Non-Cash Transactions:

     In 1997, the Company incurred a capital lease obligation of $18,450 related to vehicle leasing.

     The Company acquired businesses for $75,000 and $57,000 in 1997 and 1996, respectively, through issuance of seller financed debt.

The accompanying notes are an integral part of these financial statements.

Note 1 - Organization and Business

     Metro Courier Network, Inc. ("the Company") was founded in 1992. The Company provides delivery services to a wide range of commercial, industrial and retail customers in the New England area.

Note 2 - Summary of Significant Accounting Policies

     Use of Estimates in Preparation of the Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and Cash Equivalents

     The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. Cash equivalents are carried at cost, which approximates market value. The Company considers checks outstanding in excess of cash in bank and deposits in transit to be a cash overdraft.

     Property and Equipment

     Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Assets subject to capital leases are amortized over the shorter of the terms of the leases or lives of the assets.

     Intangible Assets

     Intangible assets consist of goodwill and customer lists. Goodwill represents the excess of the purchase price over the fair value of assets of businesses acquired and is amortized on a straight-line basis over 25 years. Customer lists are amortized over the estimated period to be benefitted, generally from 3 to 5 years.

     Revenue Recognition

     Revenue is recognized when the shipment is completed, or when services are rendered to customers and expenses are recognized as incurred.

     Income Taxes

     The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements.

     Long-Lived Assets

     The Company reviews its long-lived assets and certain related intangibles for impairment whenever changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. The measurement of impairment losses to be recognized is based on the difference between the fair values and the carrying amounts of the assets. Impairment would be recognized in operating results if a diminution in value occurred. The Company does not believe that any such changes have occurred.

     Fair Value of Financial Instruments

     Due to the short maturities of the Company's cash, receivables and payables, the carrying value of these financial instruments approximates their fair values. The fair value of the Company's debt is estimated based on the current rates offered to the Company for debt with similar remaining maturities. The Company believes that the carrying value of its debt estimates the fair value of such debt instruments.

Note 3 - Business Combinations

During the years ended December 31, 1997 and 1996, the Company acquired certain businesses in transactions accounted for as purchases. The total consideration paid in these transactions is contingent upon future activity and is estimated to aggregate approximately $307,000.

The entire amount of the consideration expected to be paid has been assigned to the excess of purchase price over net assets of businesses acquired (goodwill) and other intangible assets (customer lists). A liability has been established to reflect the seller financed debt (see Note 9) which is contingent upon future activity of the Company.

The operating results of the acquired businesses have been reflected in the accompanying statements of income and retained earnings since their respective acquisition dates.

Note 4 - Prepaid Expenses and Other Current Assets

Prepaid  expenses and other current  assets consist of the following at December 31:

                                                                                      1997                1996
                                                                                      ----                ----

     Prepaid insurance                                                             $25,373             $11,368
     Prepaid legal fees                                                              2,000                   -
                                                                           ---------------     ---------------
                                                                           $        27,373     $        11,368
                                                                           ===============     ===============


Note 5 - Property and Equipment

Property and equipment consist of the following at December 31:


                                                       Useful lives                   1997                1996
                                                       ------------                   ----                ----
     Vehicles                                              5 years                $333,396            $141,073
     Equipment                                           3-7 years                 177,447             101,842
     Furniture and fixtures                              5-7 years                  15,537              15,388
                                                                           ---------------       -------------
                                                                                   526,380             258,303
     Less - accumulated depreciation
       and amortization                                                            158,737              87,385
                                                                           ---------------       -------------

                                                                                  $367,643            $170,918
                                                                           ===============       =============

Leased vehicles under capitalized leases (included above) consist of the following:

                                                                                      1997                1996
                                                                                      ----                ----

     Vehicles                                                                      $20,500                 $-
     Less - accumulated amortization                                                (4,100)                 -
                                                                           ---------------       ------------

                                                                           $        16,400       $          -
                                                                           ===============       ============

The Company incurred capital lease obligations of $18,450 and $0 for the years ended December 31, 1997 and 1996, respectively, in connection with agreements to lease vehicles.

Depreciation expense, which includes amortization expense related to the vehicles leased under capital leases, amounted to $77,359 and $43,270 for the years ended December 31, 1997 and 1996, respectively.


Note 6 - Intangible Assets

Intangible assets consist of the following:

                                                                        1997                       1996
                                                                 --------------------       --------------------

    Goodwill                                                                 $175,000                      $-
    Customer lists                                                            172,000                  97,000
                                                                 --------------------       --------------------
                                                                              347,000                  97,000
    Less-accumulated amortization                                              72,277                  34,111
                                                                 --------------------       --------------------
                                                                             $274,723                 $62,889
                                                                 ====================       ====================



Amortization expense, related to intangible assets, amounted to $38,166 and $26,333 for the years ended December 31, 1997 and 1996, respectively.

Note 7 - Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consist of the following:

                                                                                  1997                 1996
                                                                                  ----                 ----

         Accounts payable                                                          $85,574           $ 36,405
         Accrued payroll and related expenses                                       22,938             31,251
         Accrued commissions                                                        61,961                  -
         Accrued insurance                                                               -             30,288
         Accrued interest                                                            2,707                  -
         Other accrued obligations                                                  16,666                  -
                                                                           ---------------       ------------
                                                                                  $189,846            $97,944
                                                                           ===============       ============

Note 8 - Short Term Borrowings

In May 1997, the Company entered into a revolving credit facility (the "revolving line of credit agreement") with US Trust. The revolving line of credit agreement, which matures May 31, 1998 and may be renewed for successive one (1) year periods thereafter upon the mutual written agreement of US Trust and the Company, provides for a borrowing capacity of up to $200,000, payable on demand. Interest is payable monthly at a floating rate equal to the bank's base lending rate plus 1.0% (9.5 % at December 31, 1997). The revolving line of credit agreement is secured by substantially all of the Company's assets, including cash balances, accounts receivable, equipment, contract rights and general intangibles of the Company. Additionally, the revolving line of credit agreement is secured by the personal guarantee of the Company's president and a limited recourse guarantee from a certain family trust executed by the Company's president in his role as trustee.

At December 31, 1997, the outstanding borrowing on the revolving line of credit agreement amounted to $200,000.

At December 31, 1996, the Company had outstanding borrowings of $20,900 against an American Express credit line. This amount was paid in full during 1997.

Note 9 - Long-Term Debt

Long-term debt consists of the following at December 31:

                                                                                1997                 1996
                                                                                ----                 ----

Term note  payable to a bank,  secured  by  substantially
     all of the  Company's assets,  matures  May 2002,
     monthly  principal  payments  of  $2,500  plus
     interest at the bank's base lending rate plus 1.0% (9.5% at
     December 31, 1997).                                                    $127,500                   $-

Various notes payable to finance  companies,  secured by
     vehicles and equipment, maturing  at  various  dates
     between  March  1998 and June  2000,  monthly payments
     ranging from $252 to $1,455 including interest at
     various rates ranging from 12.25% to 13.50%.                            136,557               49,197

Capital lease obligation,  secured by a vehicle,  maturing in
     May 2000,  monthly payments of $787 including interest
     of  30.32%.                                                              16,031                   -

Seller financed debt on business  acquisitions,
     payable in monthly installments of varying
     amounts,  based on a percentage of certain
     collected  revenues, maturing at various dates
     between June 1998 and December 2000.                                    92,969                61,258
                                                                         ----------             ---------
                                                                            373,057               110,455
Less current maturities                                                     165,393                67,434
                                                                         ----------             ---------
                                                                           $207,664               $43,021
                                                                         ==========             =========

Future maturities of long-term debt are as follows:

         1998                                                              $       165,393
         1999                                                                      123,356
         2000                                                                       46,808
         2001                                                                       30,000
         2002                                                                        7,500
                                                                           ---------------
                                                                           $       373,057
                                                                           ===============

Note 10 - Commitments and Contingencies

     Operating Leases

     The Company leases its office and warehouse facilities under a noncancellable operating lease and tenant at will arrangements. The noncancellable operating lease expires in May 2003. Additionally, the Company leases various vehicles under noncancellable operating leases which expire between April 1999 and September 2002. The approximate minimum rental commitments of the Company, under noncancellable operating agreements as of December 31, 1997, are as follows:

                           1998                               $       124,295
                           1999                                       106,700
                           2000                                        91,702
                           2001                                        92,806
                           2002                                        89,092
                           2003                                        32,479

     Rent expense, which includes vehicle rentals under operating leases, amounted to $106,013 and $62,720 during the years ended December 31, 1997 and 1996, respectively.

     Employment and Consulting Agreement

     In February 1997, the Company entered into an employment and consulting agreement with Ray Leonard (the "employee") calling for the employee to be employed by the Company as an operations manager of distribution services for a three (3) year term, commencing March 1, 1997 and ending February 29, 2000. Upon the expiration of such original term, the employee's employment by the Company shall continue as a consultant for up to fifteen (15) hours per month through March 1, 2007 (the "consulting period").

     The employee is entitled to annual compensation for his services of one hundred thousand ($100,000) dollars through the initial three (3) year term of the agreement. Additionally, during the initial term of employment and during the consulting period thereafter, the Company agrees to pay the employee a commission of up to five (5%) percent of annual sales, based upon achieving certain sales volume, derived exclusively from distribution services of the Company (see Note 13).

Note 11 - Related Party Transactions

During the year ended December 31, 1997, the Company made a loan of $8,000 to a shareholder. The loan, payable on demand, is non-interest bearing.

Note 12 - Concentrations

As stated in Note 1, the Company provides delivery services to a wide range of commercial, industrial and retail customers in New England. The Company utilized the services of NICA, a subcontractor, to provide drivers for a significant portion of its deliveries. The Company paid NICA approximately $2,220,000 and $1,025,000 during the years ended December 31, 1997 and 1996, respectively.

Note 13 - Subsequent Event

On May 27, 1998, the Company and Ray Leonard ("Leonard") entered into an agreement ("termination agreement") to terminate the employment and consulting agreement (see Note 10) of February 28, 1997 between Leonard and the Company.

The termination agreement requires the Company to pay Leonard the sum of three hundred thousand ($300,000) dollars on or before July 31, 1998. Payment terms are as follows: (i) fifteen thousand ($15,000) dollars upon execution of the termination agreement; (ii) two thousand ($2,000) dollars per week until the earlier of July 31, 1998 or the week the balance of the $300,000 due is tendered; and (iii) the balance of the $300,000 on or before July 31, 1998.

Additionally, the termination agreement requires the Company to pay Leonard all salary due through the week of May 8, 1998 and certain commissions earned through May 1998.

Should the Company fail to pay $300,000 to Leonard by July 31, 1998, Leonard may at his sole discretion either: (i) deem the termination agreement canceled and the parties shall revert to the terms and provisions of the employment and consulting agreement, provided that a breach of the termination agreement shall be deemed a breach of the employment and consulting agreement; or (ii) the Company shall pay Leonard twenty-five thousand ($25,000) dollars per month as additional consideration until the balance of $300,000 is tendered in full.

The termination agreement obligation to Leonard is secured by a security agreement granting Leonard a security interest in substantially all assets of the Company.


                           METRO COURIER NETWORK, INC.
                            CONDENSED BALANCE SHEETS



                                                                         June 30,                December 31,
                                                                           1998                      1997
                                                                    -------------------       -------------------
                                                                       (Unaudited)                (Audited)
                                ASSETS

     CURRENT ASSETS
       Cash and cash equivalents                                             $6,076                      $-
       Accounts Receivable, net                                             790,266                 576,622
       Prepaid expenses and other current assets                              5,163                  27,373
                                                                    -------------------       -------------------

         Total current assets                                               801,505                  603,995

     PROPERTY AND EQUIPTMENT, net                                           315,408                  367,643
     INTANGIBLE ASSETS, net                                                 248,389                  274,723
     OTHER ASSETS                                                            16,450                   15,200
                                                                    -------------------       -------------------
         Total assets                                                    $1,381,752               $1,261,561
                                                                    ===================       ===================


                 LIABILITIES AND STOCKHOLDERS' EQUITY

     CURRENT LIABILITIES
       Short-term borrowings                                               $200,000                 $200,000
       Current maturities of long-term debt                                 165,393                  165,393
       Accounts payable and accrued liabilities                             713,237                  190,610
                                                                     -------------------       -------------------
         Total current liabilities                                        1,078,630                  556,003

     LONG-TERM DEBT                                                         182,922                  207,664
                                                                    -------------------       -------------------
         Total liabilities                                                1,261,552                  763,667
                                                                    -------------------       -------------------
       Common Stock                                                           7,392                    7,392
       Retained Earnings                                                    112,808                  490,502
                                                                    -------------------       -------------------
         Total stockholders' equity                                         120,200                  497,894
                                                                    -------------------       -------------------
         Total liabilities and stockholders' equity                      $1,381,752               $1,261,561
                                                                    ===================       ===================

 See notes to  unaudited  condensed  interim  financial statements.



                           METRO COURIER NETWORK, INC.
            CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                   (Unaudited)


                                                               For the Six months Ended June 30,
                                                          -----------------------------------------
                                                                1998                    1997
                                                          ------------------      -----------------
     Revenue                                                   $3,165,654             $2,178,589

     Cost of Revenue                                            2,452,127              1,762,880
                                                          ------------------      -----------------

       Gross Profit                                               713,527                415,709

     Selling, general, and administrative expenses              1,066,246                545,292
                                                          ------------------      -----------------

        Loss from operations                                     (352,719)              (129,583)

     Interest expense                                              24,975                  7,417
                                                          ------------------      -----------------

       Net loss                                                  (377,694)              (137,000)

     Retained earnings, beginning of period                       490,502                427,201
                                                          ------------------      -----------------

     Retained earnings, end of period                            $112,808               $290,201
                                                          ==================      =================


  See notes to  unaudited  condensed  interim  financial statements.

                           METRO COURIER NETWORK, INC.
                       CONDENSED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                     For the Six Months
                                                                                       Ended June 30,
                                                                               ----------------------------
                                                                                   1998               1997
CASH FLOWS FROM OPERATING ACTIVITIES:                                          --------------  ------------
Net loss                                                                       ($377,694)         ($137,000)
Adjustments to reconcile net loss to net cash provided by
       (used in) operating activities -
    Depreciation and amortization                                                 78,569             54,182
    Changes in operating assets and liabilities
      (Increase) decrease in -
        Accounts receivable, net                                                (213,644)           (32,701)
        Prepaid expenses and other current assets                                 22,210             11,368
        Other assets                                                              (1,250)            (9,653)
      Increase (decrease) in -
        Accounts payable and accrued liabilities                                 522,627             (2,353)
                                                                               --------------  ------------
          Net cash provided by (used in) operating activities                     30,818           (116,157)
                                                                               --------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of business                                                                 -           (175,000)
                                                                               --------------  ------------
          Net cash used in investing activities                                        -           (175,000)
                                                                               --------------  ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Short-term borrowings, net                                                           -            200,000
  Proceeds from long-term debt                                                         -            190,185
  Repayments of long-term debt                                                   (24,742)                 -
                                                                               --------------  ------------
          Net cash (used in) provided by financing activities                    (24,742)           390,185
                                                                               --------------  ------------
          Net increase in cash and cash equivalents                                6,076             99,028
CASH AND CASH EQUIVALENTS, beginning of period                                         -                  -
                                                                               --------------  ------------
CASH AND CASH EQUIVALENTS, end of period                                          $6,076            $99,028
                                                                               ==============  ============
  See notes to  unaudited  condensed  interim  financial statements.


                           METRO COURIER NETWORK, INC.
            NOTES TO UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS


1.    BASIS OF PRESENTATION:
       The accompanying unaudited condensed interim financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The condensed balance sheet at December 31, 1997, has been derived from the audited financial statements at that date. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 1998, are not necessarily indicative of the results that may be expected for any other interim period or for the year ending December 31, 1998.

2.    SUBSEQUENT EVENT:
       On May 27, 1998, the Company and Ray Leonard ("Leonard") entered into an agreement ("termination agreement") to terminate the employment and consulting agreement of February 28, 1997 between Leonard and the Company.

       The termination agreement required the Company to pay Leonard the sum of three hundred thousand ($300,000) dollars on or before July 31, 1998. Payment terms are as follows: (i) fifteen thousand ($15,000) dollars upon execution of the termination agreement; (ii) two thousand ($2,000) dollars per week until the earlier of July 31, 1998 or the week the balance of the $300,000 due is tendered; and (iii) the balance of the $300,000 on or before July 31, 1998. The $300,000 termination charge was included in selling, general and administrative expenses for the six months ended June 30, 1998, with the related liability of approximately $274,000 in accounts payable and accrued liabilities as of June 30, 1998.

       Additionally, the termination agreement required the Company to pay Leonard all salary due through the week of May 8, 1998 and certain commissions earned through May 1998.

       On July 2, 1998, the termination agreement was satisfied with the agreed upon payment of $273,000.

               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED
                                 FINANCIAL DATA

The accompanying unaudited pro forma condensed consolidated combined financial data of CDL and Metro have been prepared to present the effect of the acquisition of the assets and cerain liabilities of Metro by CDL. The unaudited pro forma condensed consolidated combined balance sheet as of June 30, 1998 was prepared by combining the assets of Metro acquired by CDL as if the acquisition had occurred on June 30, 1998. The unaudited pro forma condensed consolidated combined statement of continuing operations for the year ended December 31, 1997 and six months ended June 30, 1998 combines historical statements of operations for CDL and Metro as if the acquisition had occurred on January 1, 1997.

The detailed assumptions used to prepare the unaudited pro forma condensed consolidated combined financial information are contained herein. The unaudited pro forma condensed consolidated combined financial information reflects the use of the purchase method of accounting for the acquisition. The purchase price allocation used in the preparation of the pro forma financial information is preliminary and subject to change based upon the final evaluation being performed.

The following unaudited pro forma financial data may not be indicative of the results of operations that would have actually occurred had the transaction been in effect as of the beginning of the respective periods, nor do they purport to indicate CDL's future results of operations. This information and accompanying notes should be read in conjunction with CDL's Annual Report on Form 10-K for the year ended December 31, 1997, its Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1998 and Metro's financial statements included elsewhere in this report on Form 8-K/A.


            CONSOLIDATED DELIVERY & LOGISTICS, INC. AND SUBSIDIARIES
       PRO FORMA CONDENSED CONSOLIDATED COMBINED BALANCE SHEET (UNAUDITED)
                                  June 30, 1998
                                 (In thousands )

                                                    Historical                  Pro Forma                Pro Forma
                                              CDL               Metro          Adjustments               Combined
                                          -------------      ------------    ----------------          --------------
CURRENT ASSETS
 Cash and cash equivalents                    $1,281                $6                                     $1,287
 Accounts receivable, net                     19,477               790              $(35)       (b)        20,232
 Prepaid expenses and other
  current assets                               2,492                 5                                      2,497
                                          -------------      ------------    ----------------          --------------
   Total current assets                       23,250               801               (35)                  24,016

EQUIPMENT AND LEASE-
 HOLD IMPROVEMENTS, net                        5,727               315                79        (b)         6,121
INTANGIBLE ASSETS, net                         2,848               248             3,888        (b)         6,984
OTHER ASSETS                                   1,445                16               (13)       (b)         1,448
                                          -------------      ------------    ----------------          --------------
     Total assets                            $33,270           $1,380             $3,919                  $38,569
                                          =============      ============    ================          ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Short-term borrowings                        $4,500              $200             2,500        (a)        $7,200
 Current maturities of long-term
  debt                                         2,475               165                                      2,640
 Accounts payable and accrued
  liabilities                                 13,095               713              (245)      (a,b)       13,563
 Net liabilities of discontinued
  operations                                     111                 -                                        111
                                          -------------      ------------    ----------------          --------------
   Total current liabilities                  20,181             1,078             2,255                   23,514
                                          -------------      ------------    ----------------          --------------

LONG-TERM DEBT                                 2,398               183             1,783      (a)(b)        4,364
OTHER LONG-TERM
 LIABILITIES                                   1,529                 -                                      1,529
                                          -------------      ------------    ----------------          --------------
   Total liabilities                          24,108             1,261             4,038                   29,407
                                          -------------      ------------    ----------------          --------------

STOCKHOLDERS' EQUITY
 Preferred stock                                   -                 -
 Common stock                                      7                 7                (7)       (b)             7
 Additional paid-in capital                    9,026                 -                                      9,026
 Treasury stock                                 (162)                -                                       (162)
 Retained earnings                               291               112              (112)       (b)           291
                                          -------------      ------------    ----------------          --------------
   Total stockholder's equity                  9,162               119              (119)                   9,162
                                          -------------      ------------    ----------------          --------------
   Total liabilities and
    stockholders' equity                     $33,270            $1,380            $3,919                  $38,569
                                          =============      ============    ================          ==============


  See notes to unaudited pro forma condensed  consolidated  combined financial statements.



            CONSOLIDATED DELIVERY & LOGISTICS, INC. AND SUBSIDIARIES
  PRO FORMA CONDENSED CONSOLIDATED COMBINED STATEMENT OF CONTINUING OPERATIONS
                      For the Year Ended December 31, 1997
                                   (Unaudited)
                     (In thousands except per share information)


                                                    Historical                   Pro Forma              Pro Forma
                                              CDL               Metro           Adjustments              Combined
                                          -------------      -------------    ----------------        ---------------

Revenue                                     $171,502             $5,182                                 $176,684
Cost of revenue                              130,577              3,807               $26       (c)      134,410
                                          -------------      -------------    ----------------        ---------------
Gross profit                                  40,925              1,375               (26)                42,274
Selling, general and
 administrative expenses                      38,223              1,260               168       (c)       39,651
                                          -------------      -------------    ----------------        ---------------
Operating income                               2,702                115              (194)                 2,623
Other (income) expense:
 Gain on sale of subsidiary                     (816)                 -                                     (816)
 Other income, net                              (171)                 -                                     (171)
 Interest expense                              1,144                 48               348      (c)         1,540
                                          -------------      -------------    ----------------        ---------------

Income from continuing
 operations before income
 taxes                                         2,545                 67              (542)                 2,070
Provision for income taxes                       888                  -              (164)     (c)           724
                                          -------------      -------------    ----------------        ---------------
Income from continuing
 operations                                   $1,657                $67             ($378)                $1,346
                                          =============      =============    ================        ===============

Basic income per share:
 Continuing operations                          $.25                  -                -       (d,e)        $.20
                                          =============      =============    ================        ===============
  Weighted average shares
    outstanding                                6,672                  -                -       (d,e)       6,672
                                          =============      =============    ================        ===============

Diluted income per share:
 Continuing operations                          $.25                  -                -       (d,e)        $.20
                                          =============      =============    ================        ===============
  Weighted average shares
    outstanding                                6,675                  -                -       (d,e)       6,675
                                          =============      =============    ================        ===============

       See notes to unaudited pro forma condensed  consolidated  combined financial statements.

            CONSOLIDATED DELIVERY & LOGISTICS, INC. AND SUBSIDIARIES
        PRO FORMA CONDENSED CONSOLIDATED COMBINED STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 1998
                                   (Unaudited)
                     (In thousands except per share information)


                                                    Historical                  Pro Forma               Pro Forma
                                              CDL               Metro          Adjustments              Combined
                                          -------------      ------------    ----------------        ----------------

Revenue                                      $87,278            $3,166                                    $90,444
Cost of revenue                               67,625             2,452               $13       (c)         70,090
                                          -------------      ------------    ----------------        ----------------
Gross profit                                  19,653               714               (13)                  20,354
Selling, general and
 administrative expenses                      18,181             1,066              (216)      (c)         19,031
                                          -------------      ------------    ----------------        ----------------
Operating income (loss)                        1,472              (352)              203                    1,323
Other (income) expense:
 Other income, net                              (171)                -                                       (171)
 Interest expense                                498                25               174      (c)             697
                                          -------------      ------------    ----------------        ----------------

Income (loss) before income
 taxes                                         1,145              (377)               29                      797
Provision for income taxes                       435                 -              (132)     (c)             303
                                          -------------      ------------    ----------------        ----------------
Net Income (loss)                               $710             ($377)             $161                     $494
                                          =============      ============    ================        ================


Basic income per share:
 Net income per share                           $.11                  -               -       (d,e)          $.07
                                          =============      ============    ================        ================
 Weighted average shares
   outstanding                                 6,660                  -               -       (d,e)         6,660
                                          =============      ============    ================        ================

Diluted income per share:
 Net income per share                           $.10                  -               -       (d,e)          $.07
                                          =============      ============    ================        ================
 Weighted average shares
   outstanding                                 6,824                  -               -       (d,e)         6,824
                                          =============      ============    ================        ================

      See notes to unaudited pro forma condensed  consolidated  combined financial statements.

            CONSOLIDATED DELIVERY & LOGISTICS, INC. AND SUBSIDIARIES
     NOTES TO PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL STATEMENTS
                                   (Unaudited)



(a) The following pro forma adjustments reflect CDL's purchase of Metro. Pro forma adjustments include estimated direct costs of acquisition of $30,000, which accounts for the $30,000 increase from the initial purchase price of $4.25 million as presented in Item 2 of the 8-K.

                                                           (in thousands)
           Short-term borrowings                                  $2,500
           7% Convertible subordinated note payable                1,750
           Accrued expenses                                           30
                                                            ------------
           Total                                                  $4,280
                                                            ============




(b) The following pro forma adjustments reflect the allocation of the purchase price to the assets acquired net of liabilities assumed based on the relative fair value (in thousands):

           Fair value adjustment for accounts receivable                $(35)
           Fair value adjustment for property and equipment, net          79
           Fair value adjustment for intangible assets, net             (157)
           Amount of purchase price allocated to goodwill              4,045
           Elimination of Metro's shareholder loans not acquired          (8)
           Fair value adjustment of other assets                          (5)
           Elimination of Metro's termination liability not acquired     275
           Fair value adjustment of long-term debt                       (33)
           Elimination of Metro's common stock                             7
           Elimination of Metro's retained earnings                      112
                                                                ------------
           Total                                                      $4,280
                                                                ============




(c)     The following pro forma adjustments are incorporated in the pro forma condensed combined statements of operations (in thousands):

                                                                              Year ended              Six months
                                                                             December 31,                ended
                                                                                 1997                June 30, 1998
                                                                           ------------------      ------------------

           1.    Increase in interest expense on 7% convertible
                 note payable.                                                       (123)                   (61)
           2.    Increase in interest expense on assumed
                 borrowings on credit facility at 9%.                                (225)                  (113)
           3.    Increase in amortization expense resulting from
                 the acquired goodwill net of the elimination of
                 Metro's goodwill using a 25 year life.                              (168)                   (84)
           4.    Increase in depreciation resulting from
                 adjustment to carrying amount of vehicles using a 3
                 year life.                                                           (26)                   (13)
           5.    Decrease in selling, general and adminstrative
                 expenses for the elimination of Metro's termination
                 liability not acquired by CDL.                                         -                    300
           6.    Decrease in income taxes associated with the
                 above adjustments and from the application of CDL's
                 historical effective tax rate for the periods
                 presented to the pretax income in the
                 accompanying consolidated statements of
                 operations.  Metro's historical financial
                 statements resulted in no federal or state income
                 tax due to Metro's S corporation
                 tax status.                                                         (164)                   132
                                                                           ------------------      ------------------
                                                                                    ($378)                  $161
                                                                           ==================      ==================

(d) The holder of the $1.75 million 7% Subordinated Convertible Note Payable (the "Note") has the right to convert the Note into fully paid shares of CDL's common stock at any time after the acquisition of Metro by CDL through July 1, 2001. The pro forma adjustments do not include an adjustment for the conversion of the Note since the conversion price is $7.00 per common share, which exceeds the average market price of CDL's common stock for the periods presented. Diluted earnings per share is not effected by the Note since the conversion of the Note into common stock was antidilutive for the periods presented.


(e) The contingent earn out is comprised of two Contingent Subordinated Convertible Notes due 2000 and 2001 (the "Contingent Notes"). For the pro forma financial statements the Contingent Notes were deemed not to be convertible since the earnings thresholds and fair market value per share requirements were not met during the periods presented. The pro forma diluted earnings per share was not effected by the Contingent Notes since the necessary conditions for conversion were not satisfied by the end of the periods presented.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:   September 15, 1998       CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                                  (Registrant)




                                   By:  /s/ Albert W. Van Ness, Jr.
                                        Albert W. Van Ness, Jr.
                                        Chairman of the Board, Chief Executive
                                        Officer and Chief Financial Officer

Exhibit 10.3

                  This Note has been, and any shares issued upon conversion pursuant to the terms hereof ("Underlying Shares") will be, acquired for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended ("Act"). This Note, and any securities issued upon conversion pursuant to this Note, have not been registered under the Securities Act of 1933, or any state securities law, and may be offered and sold only if registered pursuant to the provisions of that Act or those laws or if an exemption from registration is available.

                  Notwithstanding any other provisions contained herein, no transfer of this security, the Underlying Shares, or of any interest in either thereof shall be made unless the conditions specified in Article Four hereof have been fulfilled.

                  TRANSFER IS ALSO RESTRICTED BY SECTION 6.04.

                 FIRST CONTINGENT SUBORDINATED CONVERTIBLE NOTE DUE 2000
                    OF CONSOLIDATED DELIVERY & LOGISTICS, INC.

Registered Holder:       Metro Courier Network, Inc.
                                                                July 2, 1998

Address:              175 Bay State Drive                              No. CN-1
                      Braintree, MA  02184

Principal Amount:        Up to $375,000                   Clifton, New Jersey

Due:                     October 2, 2000

                  FOR VALUE RECEIVED, CONSOLIDATED DELIVERY & LOGISTICS, INC., a Delaware corporation (hereinafter called the "Company"), hereby promises to pay to the holder above named (herein called the "Holder"), or its order or its registered assign(s), the principal sum above stated on October 2, 2000 without interest. All amounts due hereunder are subject to reduction pursuant to Section 2.3(c) of the Asset Purchase Agreement described in Section 6.04, which provisions are incorporated herein as if set forth in full, and Article Three below.

                  Principal hereof are payable in lawful money of the United States of America at the Holder's address above or such other address as the Holder shall designate in writing delivered to the Company from time to time. Prior to any sale or other disposition of this Note, the Holder will endorse hereon the amount of principal paid hereon.

PREPAYMENT

                  The Company may prepay this debt, in whole or in part, without premium or penalty at any time on and after the "Testing Date" (as defined below) and from time to time thereafter in its discretion; provided that it gives the Holder ten (10) days advance written notice of its intent to prepay; during which period the Holder may exercise its conversion rights.


                                   ARTICLE ONE

                                  SUBORDINATION

                  Anything contained herein to the contrary notwithstanding, the indebtedness evidenced by this Note shall be fully subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Debt of the Company, including, without limitation, all indebtedness due to First Union Commercial Corporation or its affiliates or any other bank or similar financial institution (hereinafter a "bank"), direct or indirect, absolute or contingent, due or to become due, whether now outstanding or hereafter created, and any and all renewals of the foregoing by operation of law or otherwise. Such indebtedness of the Company to which the indebtedness evidenced by this Note is subordinate and junior being sometimes hereinafter referred to as "Senior Debt" and also includes without limitation all debt or financing from time to time arranged by First Union Commercial Corporation or its affiliates.

                                    (i)  In  the  event  of  any  insolvency  or
                  bankruptcy  proceedings,  and any  receivership,  liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, and in the event of any execution sale, then the holders of Senior Debt shall be entitled to receive payment in full of all principal of, and premium on and interest on all Senior Debt (including any such interest which may accrue after the commencement of any such proceedings) before the Holder of this Note is entitled to receive any further payment on account of principal of or premium, if any, on this Note, and to that end the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect to this Note except with respect to interest payments.

                                    (ii) The  Company  shall not be  required to
                  make, directly or indirectly, and the Holder shall not be entitled to accept, receive (directly or indirectly) or retain, any payment or prepayment of principal or premium hereunder if and so long as a payment default under the terms of any Senior Debt shall have occurred and shall be continuing.

                                    (iii)  In  the  event   that  this  Note  is
                  declared due and payable before its expressed maturity because of the occurrence of a default hereunder (under circumstances when the provisions of clause (i) above shall not be applicable), and within 90 days of such declaration, the holders of the Senior Debt accelerate the indebtedness evidenced by such Senior Debt, the holders of all Senior Debt shall be entitled to receive payment in full of all principal and interest on all Senior Debt (including any such interest which may accrue after the commencement of any proceedings referred to in clause (i) above) before the Holder of this Note shall receive any further payment on account of the principal of or premium, if any, on this Note.

                  Unless an event described in (i), (ii) or (iii) above shall occur, principal of this Note shall be payable as provided on the first page; and in the event the payment is suspended as provided in (i), (ii) or (iii) above, any amount previously received by the Holder hereof prior to the effective date of such event and payable to the Holder in accordance with the terms hereof shall be and remain the property of the Holder, the subordination provisions being intended only to affect payments due after an event described in (i), (ii) or (iii).

                  In case cash, securities or other property otherwise payable or deliverable to the Holder of this Note shall have been applied pursuant to the provisions of this Note to the payment of Senior Debt in full, then and in each such case, the holder or holders of the Senior Debt at the time any payments or distributions are received by such holder(s) of Senior Debt in excess of the amount sufficient to pay all Senior Debt in full, (a) shall pay over such excess to the Holder of this Note and (b) the Holder of this Note shall be subrogated to any rights of any holder(s) of Senior Debt to receive any further payments or distributions applicable to the Senior Debt, until this Note shall have been paid in full. Senior Debt shall not be considered to be paid in full unless and until all of the obligations which constitute a part of Senior Debt have been paid in full.

                  In furtherance of such subordination, the Holder of this Note hereby grants to the holder(s) of the Senior Debt irrevocable authority, after any default in the payment of any amounts due on the Senior Debt or in any event specified in clauses (i), (ii) or (iii) above, to demand, collect, file proofs of claim with respect to, receive and take any and all proceedings for the recovery of any and all monies due or to become due on account of this Note.

                  No present or future holder of Senior Debt shall be prejudiced in his right to enforce subordination of this Note by any act or failure to act on the part of the Company. The subordination provisions of this Note are solely for the purpose of defining the relative rights of the holder(s) of Senior Debt on the one hand and the Holder of this Note on the other hand, and nothing herein shall impair as between the Company and the Holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the Holder hereof the principal hereof and premium, if any, hereon in accordance with its terms, nor shall anything herein prevent the Holder of this Note from declaring the Note to be due and payable before its expressed maturity because of the occurrence of a default hereunder or, in connection therewith, from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of holders of Senior Debt to cash, securities or other property otherwise payable or deliverable to the Holder of this Note.

                  In furtherance of this Subordination the Holder(s) agree to execute and deliver any and all documents requested by the Company for delivery to its creditors (in the form as requested by such creditors) in order to implement or verify this Subordination.


                                   ARTICLE TWO

                                EVENTS OF DEFAULT

                  If any of the following events of default (each, an "Event of Default") shall occur, the Holder hereof, at its option, may declare all sums of principal then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable.

                  2.01 Events of Default

                  For purposes of this instrument, an Event of Default will be deemed to have occurred if:

                                    (a)  the  Company  shall  fail  to  pay  any
                  installment of principal on this Note and such non-payment shall continue for a period of fifteen (15) days from the date due; or

                                    (b) a receiver, liquidator or trustee of the
                  Company or of any property of the Company, shall be appointed by court order; or the Company shall be adjudged bankrupt or insolvent; or any of the property of the Company shall be sequestered by court order; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law shall be filed against the Company and shall not be dismissed within 60 days after such filing; or

                                    (c) the  Company  shall file a  petition  in
                  voluntary bankruptcy or requesting reorganization under any provision of any bankruptcy, reorganization or insolvency law or shall consent to the filing of any petition against it under any such law; or

                                    (d)  the  Company  shall  make a  formal  or
                  informal assignment for the benefit of its creditors or admit in writing its inability to pay its debts generally when they become due or shall consent to the appointment of a receiver, trustee or liquidator of the Company or of all or any part of the property of the Company.

                  2.02  Remedies on Default

                  If an Event of Default shall have occurred, in addition to its rights and remedies under this Note, and any other instruments, the Holder may at its option by written notice to the Company declare all indebtedness to Holder hereunder to be due and payable, whereupon the same shall forthwith mature and become due and payable, without any further notice to and without presentment, demand, protest or notice of protest, all of which are hereby waived. In addition, after an Event of Default, interest shall accrue on the amounts due hereunder at a rate of eleven percent (11%) per annum.

                  Subject to the rights of holders of Senior Debt, the Holder may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceedings, including, without limitation, action for the specific performance of any agreement contained herein or in any other instrument, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any right, power or remedy granted hereby or by law, equity or otherwise.


                                  ARTICLE THREE

                                  FORGIVENESS/
                         CONVERSION PRIVILEGE/OBLIGATION

                  The Company hereby grants to the Holder of this First Contingent Convertible Note the right to convert this Note into fully paid and non-assessable shares of the Company's Common Stock, $.001 par value (the "Common Stock"), at the "Fair Market Value" per share, subject to the following paragraphs.

                  On or before the date forty-five (45) days after the end of the First Measurement Period (the "Testing Date"), CDL shall determine: (A) the EBIT of the Division for the First Measurement Period, to be computed in accordance with GAAP, except that EBIT shall be reduced by a corporate charge equal to two (2%) of the gross revenues of the Division during the First Measurement Period and (B) the First Period Synergy Savings. If (x) the sum of the amounts in clauses (A) and (B) above (the "First Sum") does not exceed the First Benchmark, or (ii) if the First Sum exceeds the First Benchmark but the closing sales price of CDL's Common Stock as reported on the NMS on the date thirty (30) days after the end of the First Measurement Period (the "First Period Price"), is less than the Conversion Value and the Purchaser has made the payment required by Section 2.3(c)(ii) of the Asset Purchase Agreement, then this First Contingent Convertible Note shall be forgiven and the principal amount automatically reduced by Three Hundred Seventy-Five Thousand ($375,000) Dollars, from $375,000 to zero, and this Note shall be discharged in full and canceled.

                  If the First Sum equals or exceeds the First Benchmark after the First Measurement Period, and if the First Period Price equals or exceeds the Conversion Value, then this Note shall be due and payable and the Holder shall have the right to convert the Note.

                  The right to convert may be exercised by the Holder at any time after the Testing Date up to and including, September 1, 2000, except as provided herein. The number of shares of Common Stock into which this Note may be converted shall be determined by taking (a) the full principal amount of this Note, namely $375,000, and dividing said sum by (b) the Fair Market Value. The right to convert may only be exercised with respect to the entire amount due on the Note at the exercise date.

                  The Company also shall have the right to convert this Note into fully paid and non-assessable shares of Common Stock at any time after the Testing Date at Fair Market Value per share, in accordance with the formula provided above, but only if a registration statement required under Article Five is then effective. The Company also may only convert with respect to the entire amount set forth above.

                  "Fair Market Value" with respect to the CDL Common Stock means the closing price of such Common Stock as reported on the Nasdaq National Market System ("NMS") on the day on which notice of conversion is given by the Holder or CDL, as the case may be, or the closing price on the next trading day if the date of notice is not a trading date on NMS.

                  All capitalized terms used but not defined herein shall have the meanings set forth in the Asset Purchase Agreement.

                  3.01 Whole Shares. Upon conversion, only whole shares shall be issued. Any remainder due hereunder which is insufficient to purchase a whole share of Common Stock shall be paid by the Company in cash.

                  3.02  Exercise Procedure.

                  (a) The Conversion privilege shall be deemed to have been exercised (the "Exercise Time") when either (x) the Company shall have received from the Holder all of the following:

                                    (i) a  properly  completed  Exercise
 Agreement in form annexed hereto executed by the person exercising such conversion privilege; and

                                    (ii)  this Note; and

                                    (iii) if this Note  shall not be  registered
                  in the name of the person exercising such conversion privilege, an assignment or assignments as described in
                  Section 3.04 hereof evidencing an assignment of such Note to the person exercising the same, in which case the Holder shall comply with Article Four hereof and submit proof, including opinions of Holder's counsel, that the assignment and exercise comply with all federal and state securities laws.

or (y) the Company shall have delivered to the Holder its notice of exercise in writing. Upon receipt of such notice, the Holder shall immediately deliver this Note to the Company. Exercise of the Company's conversion privilege shall be effective notwithstanding any failure or delay of the Holder on delivering the Note to the Company.

                  (b) Certificates for the underlying shares acquired shall be delivered to the Holder within 20 days after the Exercise Time (or the date of delivery of the Note to the Company, if later).

                  3.03 Exercise Agreement. The Exercise Agreement shall be in the form set forth at the end of this Note. If the Conversion Shares are not to be issued in the name of the persons to whom the Note is registered, such Agreement shall also state the name of the persons to whom the certificates for the Conversion Shares are to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.

                  3.04 Assignment. The Assignment shall be in the form set forth at the end of this Note and shall provide that the person executing the same thereby sells, assigns and transfers to the person(s) named therein the rights evidenced by this Note to purchase the number of the underlying shares stated therein. Such Assignment shall be dated the actual date of execution thereof. The Assignee shall be required to provide the Company with proof of compliance with all applicable federal and state securities laws.

                  3.05 Authorization and Issuance of Conversion Shares. The Company covenants and agrees that:

                  (a) The Underlying Shares issuable upon any exercise of the conversion privilege shall be deemed to have been issued to the person exercising such privilege at the Exercise Time, and the person exercising such privilege shall be deemed for all purposes to have become the record holder of such Underlying Shares at the Exercise Time.

                  (b) All Underlying Shares which may be issued upon any whole or partial exercise will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (c) The Company will take all such action as may be necessary and reasonably within its powers to assure that all underlying shares issuable upon exercise may be issued without violation of any applicable law or regulation. The Company will not take any action which would result in any adjustment of the Conversion Price if the total number of Common Shares issuable after such action upon exercise of the conversion privilege in full, together with all Common Shares then outstanding and all Common Shares then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of Common Shares then authorized by the Company's Certificate of Incorporation.

                  (d) The issuance of certificates for the Underlying Shares upon exercise of the conversion privilege shall be made without charge to the registered Holder(s) thereof for any issuance tax in respect thereof or other costs incurred by the Company in connection with the exercise and the related issuance of the underlying shares.

                                  ARTICLE FOUR

                            RESTRICTIONS ON TRANSFER

                  The Holder, by acceptance hereof, acknowledges that it understands that the Company will rely upon the representations set forth herein in issuing the Note and the Underlying Shares, if any, without registration under the Act, the New Jersey Uniform Securities Law, or any other state securities law.

                  Accordingly, the Holder, by acceptance of the Note, represents and warrants that this offering is being made pursuant to the exemption from registration with the Securities and Exchange Commission ("SEC") afforded by Sections 3(b) and/or 4(2) of the Act relating to transactions by an issuer not involving any public offering. The Holder understands that the Company has no present intention, and is under no obligation to, register the Note or the Underlying Shares under the Act, or any applicable state law, except as set forth in Article Five hereof.

                  The Holder understands that due to lack of registration, the Note and the Underlying Shares will be restricted securities, that the holder must bear the economic risk of the investment for an indefinite period, that the Note and the Underlying Shares may not be sold, pledged or otherwise disposed of unless they are registered under the Act and any applicable state securities law, or an exemption from such laws is available and the Company is supplied with an opinion of counsel to the Holder, satisfactory to the Company, that registration is not required under any of such laws, and in the opinion of counsel for the Company, such sale, transfer, or pledge will not cause the Company to fail to be in compliance with the exemption provisions under which the Note or the Underlying Shares were issued.

                  The Holder has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of the prospective investment.

                  The Holder is able to bear the economic risk of this investment. An investment in the Note and the Underlying Shares is suitable for the Holder in light of its financial position and investment objectives, with full knowledge that this investment could result in a complete loss. The Holder recognizes that the Note represents a HIGH-RISK, SPECULATIVE INVESTMENT and that there is no assurance that any return will be received thereon. The Holder can afford a total loss of this investment.

                  The Note is being, and the Underlying Shares will be, purchased for the Holder's own account for investment purposes and not with a view to the resale or distribution thereof by the Holder.

                  Prior to the date hereof, the Holder has had ample opportunity to ask questions of and receive answers from the officers and directors of the Company, concerning the Company, the Note, and the Company's business and to obtain any additional information which was considered necessary to verify the information supplied by those individuals.

                  The  Holder   understands   that  a   restrictive   legend  in
substantially  the  following  form  shall  be  placed  on  the   certificate(s)
representing the Underlying Shares:

                           "The shares  represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended ("Act"). Such shares have been acquired for investment and may not be publicly offered or sold in the absence of (1) an effective registration statement for such shares under the Act; (2) opinions of counsel to the Company and to the holder hereof and presented to the Company prior to any proposed transfer to the effect that registration is not required under the Act; or (3) a letter presented to the Company, prior to any proposed transfer, from the staff of the Securities and Exchange Commission, to the effect that it will not take any enforcement action if the proposed transfer is made without registration under the Act."

                  Except as set forth in the documents which the Holder has reviewed, no representations or warranties have been made to the Holder by the Company. In entering into this transaction, the Holder is not relying upon any information, other than the results of its own independent investigation.


                                  ARTICLE FIVE

                               REGISTRATION RIGHTS

                  The Company agrees to file a registration statement on Form S-3 with the Securities and Exchange Commission ("Commission") under the Securities Act covering the shares of Common Stock into which this Note may be converted (i.e., the Underlying Shares) within thirty (30) days after the date hereof; and use its best efforts to cause such registration statement to become effective as soon as possible thereafter. The Company shall not be obligated to cause to become effective more than one registration statement with respect to the Underlying Shares.

                  At any time and from time to time, the Holder agrees without further consideration, to take such actions and to execute and deliver such documents as may be reasonably requested by the Company in order to effectuate the purposes of this Article Five including, without limitation, supplying information with respect to the Holder that may be necessary or required for inclusion in the registration statement. In the event that such information or other material requested by the Company is not provided to the Company within a reasonable period of time following delivery of written notice requesting such information, then the Company's obligations under this Article Five shall be suspended as to such Holder.

                  The Company will pay all expenses incurred in complying with Article Five hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), reasonable fees and disbursements of counsel to the Company, securities law and blue sky fees and expenses (except where such payment is prohibited by law or applicable regulation). All underwriting discounts and selling commissions applicable to the sales of the Underlying Shares and any state or federal transfer taxes payable with respect to the sales of the Underlying Shares and all fees and disbursements of counsel for the Holder, if any, in each case arising in connection with registration of the Underlying Shares under Article Five hereof, shall be payable by the Holder.


                                   ARTICLE SIX

                                  MISCELLANEOUS

                  6.01 Failure or Delay Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  6.02 Notices. Any notice herein required or permitted to be given shall be given by federal express or similar overnight courier or by same day courier service or by certified mail, return receipt requested, if to the Holder, at the address set forth on the first page hereof, or,

If to the Company:

Consolidated Delivery & Logistics, Inc., 380 Allwood Road, Clifton, New Jersey 07012, Attn: General Counsel.

                  6.03 Amendments. The term "Note" or "this Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed or, if later amended or supplemented, then, as so amended or supplemented.

                  6.04 Assignability. This Note shall be binding upon the Company, its successors and assigns, and shall inure to the benefit of Holder, its successors and assigns. This Note may not be transferred or assigned prior to July 2, 2000. This is the First Contingent Convertible Note issued pursuant to an Asset Purchase Agreement dated this date among the Company, the Holder and others.

                  6.05 Governing Law. This Note has been executed in and shall be governed by the laws of the State of New Jersey.
                        -------------

                  6.06 No Personal Liability. No officer, director, shareholder, employee, consultant or agent of the Company shall be personally liable for repayment of this Note.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer and its corporate seal to be affixed hereto.

                                 CONSOLIDATED DELIVERY & LOGISTICS, INC.



                                 By: \s\  Albert W. Van Ness, Jr.
                                      Albert W. Van Ness, Jr., Chairman

The undersigned hereby guarantees payment of the obligations of the Company hereunder.

                                            CLICK MESSENGER SERVICE, INC.



                                            By:  \s\  Mark Carlesimo
                                                 Mark Carlesimo, Vice President

                                   ASSIGNMENT


                  FOR VALUE RECEIVED ______________________________________
----------------------------------------------------------------------
hereby sells, assigns and transfers all of the rights of the undersigned under the within Note, with respect to the conversion thereof into a number of shares of the Common Stock covered thereby set forth hereinbelow unto:


Name of Address          Address                                 No. of Shares


Date:


                                   Signature:

                                    Witness:

                  This Note has been, and any shares issued upon conversion pursuant to the terms hereof ("Underlying Shares") will be, acquired for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended ("Act"). This Note, and any securities issued upon conversion pursuant to this Note, have not been registered under the Securities Act of 1933, or any state securities law, and may be offered and sold only if registered pursuant to the provisions of that Act or those laws or if an exemption from registration is available.

                  Notwithstanding any other provisions contained herein, no transfer of this security, the Underlying Shares, or of any interest in either thereof shall be made unless the conditions specified in Article Four hereof have been fulfilled.

                  TRANSFER IS ALSO RESTRICTED BY SECTION 6.04.

            SECOND CONTINGENT SUBORDINATED CONVERTIBLE NOTE DUE 2001
                     OF CONSOLIDATED DELIVERY & LOGISTICS, INC.

Registered Holder:       Metro Courier Network, Inc.
                                                              July 2, 1998

Address:              175 Bay State Drive                      No. CN-2
                      Braintree, MA  02184

Principal Amount:        Up to $375,000                   Clifton, New Jersey

Due:                     October 2, 2001

                  FOR VALUE RECEIVED, CONSOLIDATED DELIVERY & LOGISTICS, INC., a Delaware corporation (hereinafter called the "Company"), hereby promises to pay to the holder above named (herein called the "Holder"), or its order or its registered assign(s), the principal sum above stated on October 2, 2001 without interest. All amounts due hereunder are subject to reduction pursuant to Section 2.3(c) of the Asset Purchase Agreement described in Section 6.04, which provisions are incorporated herein as if set forth in full, and Article Three below.

                  Principal hereof are payable in lawful money of the United States of America at the Holder's address above or such other address as the Holder shall designate in writing delivered to the Company from time to time. Prior to any sale or other disposition of this Note, the Holder will endorse hereon the amount of principal paid hereon.

PREPAYMENT

                  The Company may prepay this debt, in whole or in part, without premium or penalty at any time on and after the "Testing Date" (as defined below) and from time to time thereafter in its discretion; provided that it gives the Holder ten (10) days advance written notice of its intent to prepay; during which period the Holder may exercise its conversion rights.


                                   ARTICLE ONE

                                  SUBORDINATION

                  Anything contained herein to the contrary notwithstanding, the indebtedness evidenced by this Note shall be fully subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Debt of the Company, including, without limitation, all indebtedness due to First Union Commercial Corporation or its affiliates or any other bank or similar financial institution (hereinafter a "bank"), direct or indirect, absolute or contingent, due or to become due, whether now outstanding or hereafter created, and any and all renewals of the foregoing by operation of law or otherwise. Such indebtedness of the Company to which the indebtedness evidenced by this Note is subordinate and junior being sometimes hereinafter referred to as "Senior Debt" and also includes without limitation all debt or financing from time to time arranged by First Union Commercial Corporation or its affiliates.

                                    (i)  In  the  event  of  any  insolvency  or
                  bankruptcy  proceedings,  and any  receivership,  liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, and in the event of any execution sale, then the holders of Senior Debt shall be entitled to receive payment in full of all principal of, and premium on and interest on all Senior Debt (including any such interest which may accrue after the commencement of any such proceedings) before the Holder of this Note is entitled to receive any further payment on account of principal of or premium, if any, on this Note, and to that end the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect to this Note except with respect to interest payments.

                                    (ii) The  Company  shall not be  required to
                  make, directly or indirectly, and the Holder shall not be entitled to accept, receive (directly or indirectly) or retain, any payment or prepayment of principal or premium hereunder if and so long as a payment default under the terms of any Senior Debt shall have occurred and shall be continuing.

                                    (iii)  In  the  event   that  this  Note  is
                  declared due and payable before its expressed maturity because of the occurrence of a default hereunder (under circumstances when the provisions of clause (i) above shall not be applicable), and within 90 days of such declaration, the holders of the Senior Debt accelerate the indebtedness evidenced by such Senior Debt, the holders of all Senior Debt shall be entitled to receive payment in full of all principal and interest on all Senior Debt (including any such interest which may accrue after the commencement of any proceedings referred to in clause (i) above) before the Holder of this Note shall receive any further payment on account of the principal of or premium, if any, on this Note.

                  Unless an event described in (i), (ii) or (iii) above shall occur, principal of this Note shall be payable as provided on the first page; and in the event the payment is suspended as provided in (i), (ii) or (iii) above, any amount previously received by the Holder hereof prior to the effective date of such event and payable to the Holder in accordance with the terms hereof shall be and remain the property of the Holder, the subordination provisions being intended only to affect payments due after an event described in (i), (ii) or (iii).

                  In case cash, securities or other property otherwise payable or deliverable to the Holder of this Note shall have been applied pursuant to the provisions of this Note to the payment of Senior Debt in full, then and in each such case, the holder or holders of the Senior Debt at the time any payments or distributions are received by such holder(s) of Senior Debt in excess of the amount sufficient to pay all Senior Debt in full, (a) shall pay over such excess to the Holder of this Note and (b) the Holder of this Note shall be subrogated to any rights of any holder(s) of Senior Debt to receive any further payments or distributions applicable to the Senior Debt, until this Note shall have been paid in full. Senior Debt shall not be considered to be paid in full unless and until all of the obligations which constitute a part of Senior Debt have been paid in full.

                  In furtherance of such subordination, the Holder of this Note hereby grants to the holder(s) of the Senior Debt irrevocable authority, after any default in the payment of any amounts due on the Senior Debt or in any event specified in clauses (i), (ii) or (iii) above, to demand, collect, file proofs of claim with respect to, receive and take any and all proceedings for the recovery of any and all monies due or to become due on account of this Note.

                  No present or future holder of Senior Debt shall be prejudiced in his right to enforce subordination of this Note by any act or failure to act on the part of the Company. The subordination provisions of this Note are solely for the purpose of defining the relative rights of the holder(s) of Senior Debt on the one hand and the Holder of this Note on the other hand, and nothing herein shall impair as between the Company and the Holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the Holder hereof the principal hereof and premium, if any, hereon in accordance with its terms, nor shall anything herein prevent the Holder of this Note from declaring the Note to be due and payable before its expressed maturity because of the occurrence of a default hereunder or, in connection therewith, from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of holders of Senior Debt to cash, securities or other property otherwise payable or deliverable to the Holder of this Note.

                  In furtherance of this Subordination the Holder(s) agree to execute and deliver any and all documents requested by the Company for delivery to its creditors (in the form as requested by such creditors) in order to implement or verify this Subordination.


                                   ARTICLE TWO

                                EVENTS OF DEFAULT

                  If any of the following events of default (each, an "Event of Default") shall occur, the Holder hereof, at its option, may declare all sums of principal then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable.

                  2.01 Events of Default

                  For purposes of this instrument, an Event of Default will be deemed to have occurred if:

                                    (a)  the  Company  shall  fail  to  pay  any
                  installment of principal on this Note and such non-payment shall continue for a period of fifteen (15) days from the date due; or

                                    (b) a receiver, liquidator or trustee of the
                  Company or of any property of the Company, shall be appointed by court order; or the Company shall be adjudged bankrupt or insolvent; or any of the property of the Company shall be sequestered by court order; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law shall be filed against the Company and shall not be dismissed within 60 days after such filing; or

                                    (c) the  Company  shall file a  petition  in
                  voluntary bankruptcy or requesting reorganization under any provision of any bankruptcy, reorganization or insolvency law or shall consent to the filing of any petition against it under any such law; or

                                    (d)  the  Company  shall  make a  formal  or
                  informal assignment for the benefit of its creditors or admit in writing its inability to pay its debts generally when they become due or shall consent to the appointment of a receiver, trustee or liquidator of the Company or of all or any part of the property of the Company.

                  2.02  Remedies on Default

                  If an Event of Default shall have occurred, in addition to its rights and remedies under this Note, and any other instruments, the Holder may at its option by written notice to the Company declare all indebtedness to Holder hereunder to be due and payable, whereupon the same shall forthwith mature and become due and payable, without any further notice to and without presentment, demand, protest or notice of protest, all of which are hereby waived. In addition, after an Event of Default, interest shall accrue on the amounts due hereunder at a rate of eleven percent (11%) per annum.

                  Subject to the rights of holders of Senior Debt, the Holder may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceedings, including, without limitation, action for the specific performance of any agreement contained herein or in any other instrument, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any right, power or remedy granted hereby or by law, equity or otherwise.


                                  ARTICLE THREE

                                  FORGIVENESS/
                         CONVERSION PRIVILEGE/OBLIGATION

                  The Company hereby grants to the Holder of this Second Contingent Convertible Note the right to convert this Note into fully paid and non-assessable shares of the Company's Common Stock, $.001 par value (the "Common Stock"), at the "Fair Market Value" per share, subject to the following paragraphs.

                  On or before the date forty-five (45) days after the end of the Second Measurement Period (the "Testing Date"), CDL shall determine: (A) the EBIT of the Division for the Second Measurement Period, to be computed in accordance with GAAP, except that EBIT shall be reduced by a corporate charge equal to two (2%) of the gross revenues of the Division during the Second Measurement Period and (B) the Second Period Synergy Savings. If (x) the sum of the amounts in clauses (A) and (B) above (the "Second Sum") does not exceed the Second Benchmark, or (ii) if the Second Sum exceeds the Second Benchmark but the closing sales price of CDL's Common Stock as reported on the NMS on the date thirty (30) days after the end of the Second Measurement Period (the "Second Period Price"), is less than the Conversion Value and the Purchaser has made the payment required by Section 2.3(c)(ii) of the Asset Purchase Agreement, then this Second Contingent Convertible Note shall be forgiven and the principal amount automatically reduced by Three Hundred Seventy-Five Thousand ($375,000) Dollars, from $375,000 to zero, and this Note shall be discharged in full and canceled.

                  If the Second Sum equals or exceeds the Second Benchmark after the Second Measurement Period, and if the Second Period Price equals or exceeds the Conversion Value, then this Note shall be due and payable and the Holder shall have the right to convert the Note.

                  The right to convert may be exercised by the Holder at any time after the Testing Date up to and including, September 1, 2001, except as provided herein. The number of shares of Common Stock into which this Note may be converted shall be determined by taking (a) the full principal amount of this Note, namely $375,000, and dividing said sum by (b) the Fair Market Value. The right to convert may only be exercised with respect to the entire amount due on the Note at the exercise date.

                  The Company also shall have the right to convert this Note into fully paid and non-assessable shares of Common Stock at any time after the Testing Date at Fair Market Value per share, in accordance with the formula provided above, but only if a registration statement required under Article Five is then effective. The Company also may only convert with respect to the entire amount set forth above.

                  "Fair Market Value" with respect to the CDL Common Stock means the closing price of such Common Stock as reported on the Nasdaq National Market System ("NMS") on the day on which notice of conversion is given by the Holder or CDL, as the case may be, or the closing price on the next trading day if the date of notice is not a trading date on NMS.

                  All capitalized terms used but not defined herein shall have the meanings set forth in the Asset Purchase Agreement.

                  3.01 Whole Shares. Upon conversion, only whole shares shall be issued. Any remainder due hereunder which is insufficient to purchase a whole share of Common Stock shall be paid by the Company in cash.

                  3.02  Exercise Procedure.

                  (a) The Conversion privilege shall be deemed to have been exercised (the "Exercise Time") when either (x) the Company shall have received from the Holder all of the following:

                                    (i) a  properly  completed  Exercise
Agreement  in form  annexed  hereto  executed  by the  person exercising such conversion privilege; and

                                    (ii)  this Note; and

                                    (iii) if this Note  shall not be  registered
                  in the name of the person exercising such conversion privilege, an assignment or assignments as described in
                  Section 3.04 hereof evidencing an assignment of such Note to the person exercising the same, in which case the Holder shall comply with Article Four hereof and submit proof, including opinions of Holder's counsel, that the assignment and exercise comply with all federal and state securities laws.

or (y) the Company shall have delivered to the Holder its notice of exercise in writing. Upon receipt of such notice, the Holder shall immediately deliver this Note to the Company. Exercise of the Company's conversion privilege shall be effective notwithstanding any failure or delay of the Holder on delivering the Note to the Company.

                  (b) Certificates for the underlying shares acquired shall be delivered to the Holder within 20 days after the Exercise Time (or the date of delivery of the Note to the Company, if later).

                  3.03 Exercise Agreement. The Exercise Agreement shall be in the form set forth at the end of this Note. If the Conversion Shares are not to be issued in the name of the persons to whom the Note is registered, such Agreement shall also state the name of the persons to whom the certificates for the Conversion Shares are to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.

                  3.04 Assignment. The Assignment shall be in the form set forth at the end of this Note and shall provide that the person executing the same thereby sells, assigns and transfers to the person(s) named therein the rights evidenced by this Note to purchase the number of the underlying shares stated therein. Such Assignment shall be dated the actual date of execution thereof. The Assignee shall be required to provide the Company with proof of compliance with all applicable federal and state securities laws.

                  3.05 Authorization and Issuance of Conversion Shares. The Company covenants and agrees that:

                  (a) The Underlying Shares issuable upon any exercise of the conversion privilege shall be deemed to have been issued to the person exercising such privilege at the Exercise Time, and the person exercising such privilege shall be deemed for all purposes to have become the record holder of such Underlying Shares at the Exercise Time.

                  (b) All Underlying Shares which may be issued upon any whole or partial exercise will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (c) The Company will take all such action as may be necessary and reasonably within its powers to assure that all underlying shares issuable upon exercise may be issued without violation of any applicable law or regulation. The Company will not take any action which would result in any adjustment of the Conversion Price if the total number of Common Shares issuable after such action upon exercise of the conversion privilege in full, together with all Common Shares then outstanding and all Common Shares then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of Common Shares then authorized by the Company's Certificate of Incorporation.

                  (d) The issuance of certificates for the Underlying Shares upon exercise of the conversion privilege shall be made without charge to the registered Holder(s) thereof for any issuance tax in respect thereof or other costs incurred by the Company in connection with the exercise and the related issuance of the underlying shares.

                                  ARTICLE FOUR

                            RESTRICTIONS ON TRANSFER

                  The Holder, by acceptance hereof, acknowledges that it understands that the Company will rely upon the representations set forth herein in issuing the Note and the Underlying Shares, if any, without registration under the Act, the New Jersey Uniform Securities Law, or any other state securities law.

                  Accordingly, the Holder, by acceptance of the Note, represents and warrants that this offering is being made pursuant to the exemption from registration with the Securities and Exchange Commission ("SEC") afforded by Sections 3(b) and/or 4(2) of the Act relating to transactions by an issuer not involving any public offering. The Holder understands that the Company has no present intention, and is under no obligation to, register the Note or the Underlying Shares under the Act, or any applicable state law, except as set forth in Article Five hereof.

                  The Holder understands that due to lack of registration, the Note and the Underlying Shares will be restricted securities, that the holder must bear the economic risk of the investment for an indefinite period, that the Note and the Underlying Shares may not be sold, pledged or otherwise disposed of unless they are registered under the Act and any applicable state securities law, or an exemption from such laws is available and the Company is supplied with an opinion of counsel to the Holder, satisfactory to the Company, that registration is not required under any of such laws, and in the opinion of counsel for the Company, such sale, transfer, or pledge will not cause the Company to fail to be in compliance with the exemption provisions under which the Note or the Underlying Shares were issued.

                  The Holder has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of the prospective investment.

                  The Holder is able to bear the economic risk of this investment. An investment in the Note and the Underlying Shares is suitable for the Holder in light of its financial position and investment objectives, with full knowledge that this investment could result in a complete loss. The Holder recognizes that the Note represents a HIGH-RISK, SPECULATIVE INVESTMENT and that there is no assurance that any return will be received thereon. The Holder can afford a total loss of this investment.

                  The Note is being, and the Underlying Shares will be, purchased for the Holder's own account for investment purposes and not with a view to the resale or distribution thereof by the Holder.

                  Prior to the date hereof, the Holder has had ample opportunity to ask questions of and receive answers from the officers and directors of the Company, concerning the Company, the Note, and the Company's business and to obtain any additional information which was considered necessary to verify the information supplied by those individuals.

                  The  Holder   understands   that  a   restrictive   legend  in
substantially  the  following  form  shall  be  placed  on  the   certificate(s)
representing the Underlying Shares:

                           "The shares  represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended ("Act"). Such shares have been acquired for investment and may not be publicly offered or sold in the absence of (1) an effective registration statement for such shares under the Act; (2) opinions of counsel to the Company and to the holder hereof and presented to the Company prior to any proposed transfer to the effect that registration is not required under the Act; or (3) a letter presented to the Company, prior to any proposed transfer, from the staff of the Securities and Exchange Commission, to the effect that it will not take any enforcement action if the proposed transfer is made without registration under the Act."

                  Except as set forth in the documents which the Holder has reviewed, no representations or warranties have been made to the Holder by the Company. In entering into this transaction, the Holder is not relying upon any information, other than the results of its own independent investigation.


                                  ARTICLE FIVE

                               REGISTRATION RIGHTS

                  The Company agrees to file a registration statement on Form S-3 with the Securities and Exchange Commission ("Commission") under the Securities Act covering the shares of Common Stock into which this Note may be converted (i.e., the Underlying Shares) within thirty (30) days after the date hereof; and use its best efforts to cause such registration statement to become effective as soon as possible thereafter. The Company shall not be obligated to cause to become effective more than one registration statement with respect to the Underlying Shares.

                  At any time and from time to time, the Holder agrees without further consideration, to take such actions and to execute and deliver such documents as may be reasonably requested by the Company in order to effectuate the purposes of this Article Five including, without limitation, supplying information with respect to the Holder that may be necessary or required for inclusion in the registration statement. In the event that such information or other material requested by the Company is not provided to the Company within a reasonable period of time following delivery of written notice requesting such information, then the Company's obligations under this Article Five shall be suspended as to such Holder.

                  The Company will pay all expenses incurred in complying with Article Five hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), reasonable fees and disbursements of counsel to the Company, securities law and blue sky fees and expenses (except where such payment is prohibited by law or applicable regulation). All underwriting discounts and selling commissions applicable to the sales of the Underlying Shares and any state or federal transfer taxes payable with respect to the sales of the Underlying Shares and all fees and disbursements of counsel for the Holder, if any, in each case arising in connection with registration of the Underlying Shares under Article Five hereof, shall be payable by the Holder.


                                   ARTICLE SIX

                                  MISCELLANEOUS

                  6.01 Failure or Delay Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  6.02 Notices. Any notice herein required or permitted to be given shall be given by federal express or similar overnight courier or by same day courier service or by certified mail, return receipt requested, if to the Holder, at the address set forth on the first page hereof, or,

If to the Company:

Consolidated Delivery & Logistics, Inc., 380 Allwood Road, Clifton, New Jersey 07012, Attn: General Counsel.

                  6.03 Amendments. The term "Note" or "this Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed or, if later amended or supplemented, then, as so amended or supplemented.

                  6.04 Assignability. This Note shall be binding upon the Company, its successors and assigns, and shall inure to the benefit of Holder, its successors and assigns. This Note may not be transferred or assigned prior to July 2, 2000. This is the Second Contingent Convertible Note issued pursuant to an Asset Purchase Agreement dated this date among the Company, the Holder and others.

                  6.05 Governing Law. This Note has been executed in and shall be governed by the laws of the State of New Jersey.
                        -------------

                  6.06 No Personal Liability. No officer, director, shareholder, employee, consultant or agent of the Company shall be personally liable for repayment of this Note.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer and its corporate seal to be affixed hereto.

                                        CONSOLIDATED DELIVERY & LOGISTICS, INC.



                                        By:  \s\  Albert W. Van Ness, Jr.
                                             Albert W. Van Ness, Jr., Chairman

The undersigned hereby guarantees payment of the obligations of the Company hereunder.

                                            CLICK MESSENGER SERVICE, INC.



                                            By:  \s\  Mark Carlesimo
                                                 Mark Carlesimo, Vice President

                                   ASSIGNMENT


                  FOR VALUE RECEIVED ______________________________________
----------------------------------------------------------------------
hereby sells, assigns and transfers all of the rights of the undersigned under the within Note, with respect to the conversion thereof into a number of shares of the Common Stock covered thereby set forth hereinbelow unto:


Name of Address                  Address                        No. of Shares


Date:


                                   Signature:

                                    Witness:

                               EXERCISE AGREEMENT


                                                         Date:__________

                  The undersigned, pursuant to the provisions set forth in the within Note, hereby irrevocably elects to subscribe for and purchase the maximum number of shares of the Company's Common Stock as provided in the Note, and makes payment in full therefore by conversion and application to the extent necessary to pay the Conversion Price for such shares of all or each part of the principal amount of the Note as shall be necessary as provided in the Note. The undersigned hereby represents and warrants that the shares of Common Stock to be acquired upon exercise are being acquired for its own account, without any present intention of reoffering, reselling or distributing such Common Stock, except to the extent permitted under the Securities Act of 1933, as amended.


                                    Signature

                                     Address